SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2010
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries, including GFN North America Corp., a Delaware corporation, and its subsidiary Pac-Van, Inc., an Indiana corporation, GFN Mobile Storage Inc., a Delaware corporation, and GFN U.S. Australasia Holdings, Inc., a Delaware corporation, its subsidiary GFN Australasia Holdings Pty Limited, an Australian corporation (“GFNAH”), its subsidiary GFN Australasia Finance Pty Limited, an Australian corporation, its subsidiary RWA Holdings Pty Limited, an Australian corporation, and its subsidiaries.  GFNAH and its subsidiaries are collectively referred to in this Report as “Royal Wolf” or the “Royal Wolf Australia Group.”

EXHIBIT INDEX
EXHIBIT 10.1	Revolving Credit and Security Agreement dated July 16, 2010 among PNC, Wells Fargo, Union Bank, GFNA, Pac-Van and the Pac-Van Asset Trust
EXHIBIT 10.2	Guaranty and Suretyship Agreement dated July 16, 2010 among GFNA
EXHIBIT 10.3	Limited Guaranty dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta
EXHIBIT 10.4	Pledge Agreement dated July 16, 2010 by GFNA
EXHIBIT 10.5
Patent, Trademark and Copyright Security Agreement dated July 16, 2010 by Pac-Van, GFNA for the benefit of PNC Bank, National Association (“PNC”), as administrative and collateral agent for the Lenders

EXHIBIT 10.6	Pledge and Security Agreement dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta for the benefit of PNC, as administrative and collateral agent for the Lenders
EXHIBIT 10.7	Investment Agreement dated July 16, 2010 among GFN, Laminar Direct Capital, L.L.C., as administrative agent and the other lenders from time to time party hereto (“Laminar”)
EXHIBIT 10.8	Continuing Unconditional Guaranty dated July 16, 2010 by GFNA and Pac-Van for the benefit of Laminar
EXHIBIT 10.9	Subordination and Intercreditor Agreement dated July 16, 2010 among Pac-Van, GFNA, PNC and Laminar
EXHIBIT 10.10	Master Restructure and Debt Exchange Agreement dated July 16, 2010 among GFNA, Pac-Van, Laminar and SPV Capital Funding, L.L.C., a Delaware limited liability company (“SPV”)
EXHIBIT 10.11	Subordination Agreement dated July 16, 2010 among Laminar, Pac-Van, GFNA and PNC

i

Item 1.01 Entry Into A Material Definitive Agreement

On July 16, 2010, GFN, GFN North America Corp., a Delaware corporation (“GFNA”), Pac-Van, Inc., an Indiana corporation (“Pac-Van”), and certain of their affiliates entered into eleven agreements relating to a new $85 million senior secured revolving credit facility of Pac-Van (the “New Pac-Van Credit Facility”) and a GFN senior subordinated note in the aggregate principal amount of $15 million (the “GFN Subordinated Note”).

Borrowings under the New Pac-Van Credit Facility and proceeds from the issuance of the GFN Subordinated Note and the GFN rights offering completed on June 25, 2010 were used to prepay in full all loans under that certain Amended and Restated Credit Agreement dated August 23, 2007, as amended (the “Prior Credit Agreement”), among Pac-Van, Bank of America, N.A., as successor to LaSalle Bank National Association, and certain other lenders and to prepay in full the $25 million of senior subordinated notes (the “Subordinated Notes”) issued by Pac-Van to SPV Capital Funding, L.L.C. (“SPV”) pursuant to that certain Investment Agreement dated August 2, 2006 (the “Prior Investment Agreement”).

The eleven agreements entered into on July 16, 2010 by GFN, GFNA, Pac-Van and certain of their affiliates in connection with the New Pac-Van Credit Facility and the GFN Subordinated Note are (each as defined below): the Revolving Credit and Security Agreement, the Guaranty and Suretyship Agreement, the Limited Guaranty, the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement, the Pledge and Security Agreement, the Investment Agreement, the Continuing Unconditional Guaranty, the Subordination and Intercreditor Agreement, the Master Restructure and Debt Exchange Agreement and the Subordination Agreement.

Revolving Credit and Security Agreement

PNC Bank, National Association (“PNC”), Wells Fargo Bank, National Association, Union Bank, N.A., GFNA, Pac-Van and Pac-Van Asset Trust, a Delaware statutory trust, entered into that certain Revolving Credit and Security Agreement dated July 16, 2010 (the “Credit Agreement”) with PNC as the collateral and administrative agent.  The Credit Agreement provides Pac-Van with two-and-a-half year senior secured revolving credit facility under which Pac-Van may borrow up to $85 million, subject to the terms of a borrowing base, as defined, calculated at a discount to certain collateral pledged by Pac-Van.  The Credit Agreement contains certain financial covenants, including fixed charge coverage ratios, senior leverage ratios and utilization ratios.  Funds borrowed under the Credit Agreement will accrue interest, at Pac-Van’s option, either at the prime rate plus 2.75% or the Eurodollar rate plus 3.75%.  The Credit Agreement provides for the issuance of irrevocable standby letters of credit in amounts totaling up to $5 million.

Pac-Van has the right to prepay loans under the Credit Agreement in whole or in part at any time, provided that Pac-Van will be required to pay PNC a prepayment fee of $700,000 if Pac-Van prepays the loans under the Credit Agreement in full prior to July 16, 2011 and to pay PNC a prepayment fee of $350,000 if Pac-Van prepays the loans under the Credit Agreement in full prior to July 16, 2012. All amounts borrowed pursuant to the Credit Agreement must be repaid prior to or on January 16, 2013.

The Credit Agreement also contains covenants that require Pac-Van to, among other things, periodically deliver financial and other information to PNC and the lenders who are parties to the Credit Agreement. The Credit Agreement contains customary negative covenants applicable to Pac-Van and GFNA, including negative covenants that restrict the ability of such entities to, among other things, (i) acquire and sell assets and enter into mergers and consolidations, (ii) create or permit to exist certain liens upon assets, (iii) make capital expenditures in excess of defined limits, (iv) repurchase or pay dividends or make certain other restricted payments on capital stock and certain other securities, or prepay certain indebtedness, (v) enter into leases for real or personal property with aggregate lease payments in excess of defined limits, (vi) reclassify equipment held for lease to equipment held for sale in excess of defined limits, or (vii) incur losses from the sale of assets in excess of defined limits.

The Credit Agreement includes other covenants, representations, warranties, indemnification provisions, and events of default that are customary for senior secured credit facilities, including events of default relating to a change of control of GFN, GFNA and Pac-Van or the cessation of involvement of Ronald F. Valenta in the operations and management of GFN, GFNA or Pac-Van as a director or officer.

The foregoing description of the Credit Agreement is qualified in its entirety by the Credit Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

The Guaranty and Suretyship Agreement

In connection with the Credit Agreement, GFNA and Laminar Direct Capital, L.L.C. (“Laminar”) entered into that certain Guaranty and Suretyship Agreement dated July 16, 2010 (the “GFNA Guaranty”). Pursuant to the GFNA Guaranty, GFNA guaranteed the repayment of all loans under the Credit Agreement and the performance of all obligations under the Credit Agreement. The foregoing description of the GFNA Guaranty is qualified in its entirety by the GFNA Guaranty, which is attached hereto as Exhibit 10.2 hereto and is incorporated by reference herein.

    Limited Guaranty

In connection with the Credit Agreement, Ronald F. Valenta and Lydia D. Valenta (collectively, the “Valentas”) entered into that certain Limited Guaranty dated July 16, 2010 (the “Valenta Guaranty”). Pursuant to the Valenta Guaranty, the Valentas guaranteed certain borrowings and the performance of all obligations under the Credit Agreement.  Under the Valenta Guaranty, the Valentas will guarantee $10 million of such borrowings from July 16, 2011 until June 30, 2011, $8 million of such borrowings from July 1, 2011 until June 30, 2012 and $6 million of such borrowings from July 1, 2012 until January 16, 2013.  The amounts guaranteed by the Valentas will only be reduced as described in the preceding sentence in the absence of a default or event of default under the Credit Agreement and if Pac-Van has delivered to PNC the certificates necessary to demonstrate compliance by Pac-Van with the financial covenants of the Credit Agreement as of the date of each reduction.  The foregoing description of the Valenta Guaranty is qualified in its entirety by the Valenta Guaranty, which is attached hereto as Exhibit 10.3 hereto and is incorporated by reference herein.

Pledge Agreement

In connection with the Credit Agreement, GFNA entered into that certain Pledge Agreement dated July 16, 2010 (the “Pledge Agreement”).  Pursuant to the Pledge Agreement, GFNA agreed to pledge the shares of stock of its subsidiary Pac-Van to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Pledge Agreement is qualified in its entirety by the Pledge Agreement, which is attached hereto as Exhibit 10.4 hereto and is incorporated by reference herein.

    Patent, Trademark and Copyright Security Agreement

 In connection with the Credit Agreement, Pac-Van and GFNA entered into that certain Patent, Trademark and Copyright Security Agreement dated July 16, 2010 (the “IP Security Agreement”) for the benefit of PNC, as administrative and collateral agent for the lenders who are parties to the Credit Agreement.  Under the IP Security Agreement, GFNA and Pac-Van granted a security interest in certain assets, including, without limitation, their trademarks, service marks and other intellectual property, to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the IP Security Agreement is qualified in its entirety by the IP Security Agreement, which is attached hereto as Exhibit 10.5 hereto and is incorporated by reference herein.

    Pledge and Security Agreement

In connection with the Credit Agreement, Valentas entered into that certain Pledge and Security Agreement dated July 16, 2010 (the “Valenta Security Agreement”) for the benefit of PNC to secure the repayment of all loans and the performance of all obligations under the Credit Agreement.  Pursuant to the Valenta Security Agreement, the Valentas pledged a deposit account maintained by PNC, and all interest accrued thereon, to secure the repayment of all loans and the performance of all obligations under the Credit Agreement. The foregoing description of the Valenta Security Agreement is qualified in its entirety by the Valenta Security Agreement, which is attached hereto as Exhibit 10.6 hereto and is incorporated by reference herein.

Investment Agreement

In connection with the issuance of the GFN Subordinated Note, GFN and Laminar entered into that certain Investment Agreement dated July 16, 2010 (the “Investment Agreement”). The Investment Agreement governs the $15 million of GFN Subordinated Note.

The GFN Subordinated Note accrues interest at the floating rate of LIBOR plus 10% per annum, provided that LIBOR shall be not less than 3%.  Interest is payable on the GFN Subordinated Note monthly in arrears commencing on August 1, 2010.  All accrued and unpaid interest and principal of the GFN Subordinated Note is due and payable in full on July 16, 2013. However, the GFN Subordinated Note may be prepaid by GFN  in part or in full at any time before the maturity date without penalty and Pac-Van may prepay the GFN Subordinated Note in whole or in part at any time upon prior written notice, subject to the Intercreditor Agreement (as defined below).

The Investment Agreement contains certain financial covenants, including consolidated funded indebtedness to consolidated EBITDA leverage ratios and a minimum consolidated EBITDA for the four most recently completed calendar quarters of not less than $28 million.

The Investment Agreement requires GFNA, Pac-Van or GFN U.S. Australasia Holdings, Inc. (“GFNUS”) to repay, at the option of Laminar, the GFN Subordinated Note with the net proceeds of an initial public offering of equity, the private or public placement of equity securities of GFNA, Pac-Van or GFNUS or certain debt offerings by GFNA, Pac-Van or GFNUS.  GFNA and Pac-Van are also required to prepay the GFN Subordinated Note in full upon a “change of control,” as defined in the Investment Agreement, of GFN. The Investment Agreement defines a “change of control” of GFN as including the acquisition by a person or group of the right to acquire 49% or more of the outstanding equity securities of GFN which entitle the holders to elect directors of GFN, the right to nominate a majority of the board of directors or the acquisition of the right to control the management or policies of GFN. The Investment Agreement also defines a “change of control” as the failure of GFN to own 80% of the capital stock of GFNA, the failure of GFNA to own 100% of the outstanding capital stock of Pac-Van, the failure of Pac-Van to own 100% of the capital stock of any of its subsidiaries or the occurrence of any “change of control” as defined in the Credit Agreement.

The Investment Agreement contains covenants which limit the ability of GFNA and Pac-Van to sell assets, to enter into acquisitions and to incur additional indebtedness.  The Investment Agreement prohibits GFNA and Pac-Van from amending the Credit Agreement to extend the maturity of indebtedness outstanding under the Credit Agreement to a date later than April 16, 2013, to increase the indebtedness outstanding under the Credit Agreement to an amount greater than $93.5 million without the prior written consent of Laminar, to enter into certain increases of interest rates for indebtedness outstanding under the Credit Agreement and from undertaking certain other actions.

The foregoing description of the Investment Agreement is qualified in its entirety by the Investment Agreement, which is attached hereto as Exhibit 10.7 hereto and is incorporated by reference herein.

Continuing Unconditional Guaranty

In connection with the issuance of the GFN Subordinated Note, GFNA, Pac-Van and Laminar entered into that certain Continuing Unconditional Guaranty dated July 16, 2010 (the “GFNA Laminar Guaranty”). Pursuant to the GFNA Laminar Guaranty, GFNA and Pac-Van guaranteed the repayment of the GFN Subordinated Note and the performance of all obligations under the Investment Agreement. The foregoing description of the GFNA Guaranty is qualified in its entirety by the GFNA Laminar Guaranty, which is attached hereto as Exhibit 10.8 hereto and is incorporated by reference herein.

Subordination and Intercreditor Agreement

In connection with the issuance of the GFN Subordinated Note, Pac-Van, GFNA, PNC and Laminar entered into that certain Subordination and Intercreditor Agreement dated July 16, 2010 (the “Intercreditor Agreement”). Pursuant to the Intercreditor Agreement, the parties agreed to subordinate the indebtedness owed under and liens granted in connection with the GFN Subordinated Note to the indebtedness incurred and liens granted pursuant to the Credit Agreement. Provided that no event of default has occurred under the Investment Agreement, the Intercreditor Agreement permits GFNA to make payments of interest on the GFN Subordinated Note to Laminar. The foregoing description of the Intercreditor Agreement is qualified in its entirety by the Intercreditor Agreement, which is attached hereto as Exhibit 10.9 hereto and is incorporated by reference herein.

Master Restructure and Debt Exchange Agreement

In connection with the issuance of the GFN Subordinated Note, GFNA, Pac-Van, Laminar and SPVentered into that certain Master Restructure and Debt Exchange Agreement dated July 16, 2010 (the “Debt Exchange Agreement”). Pursuant to the Debt Exchange Agreement, GFNA and Pac-Van agreed to prepay in full the $25 million of Subordinated Notes that were originally issued by Pac-Van to Laminar pursuant to the Prior Investment Agreement and to issue to Laminar the GFN Subordinated Note in the aggregate principal amount of $15 million.  The foregoing description of the Debt Exchange Agreement is qualified in its entirety by the Debt Exchange Agreement, which is attached hereto as Exhibit 10.10 hereto and is incorporated by reference herein.

Subordination Agreement

In connection with the issuance of the GFN Subordinated Note, Pac-Van, GFNA, Laminar and PNC entered into that certain Subordination Agreement dated July 16, 2010 (the “Subordination Agreement”). Pursuant to the Subordination Agreement, Laminar agreed to subordinate the indebtedness owed under and liens granted in connection with the GFN Subordinated Note to the indebtedness incurred and liens granted pursuant to the Credit Agreement.  The foregoing description of the Subordination Agreement is qualified in its entirety by the Subordination Agreement, which is attached hereto as Exhibit 10.11 hereto and is incorporated by reference herein.

Item 1.02  Termination of a Material Definitive Agreement

In connection with entering into the Credit Agreement on July 16, 2010 Pac-Van repaid in full all obligations and liabilities owing under, and terminated, its $120 million senior secured revolving credit facility under the Prior Credit Agreement for which Bank of America, N.A. served as the administrative agent.  The description of the Credit Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 1.02 as if fully set forth herein.

In connection with entering into the Investment Agreement on July 16, 2010 Pac-Van repaid in full all obligations and liabilities owing under, and terminated, the Prior Investment Agreement.  The description of the Investment Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 1.02 as if fully set forth herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     GFN entered into the Investment Agreement on July 16, 2010.  The description of the Investment Agreement set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03 as if fully set forth herein.

Item 9.01   Financial Statements and Exhibits

Exhibit:

10.1	Revolving Credit and Security Agreement dated July 16, among PNC, Wells Fargo, Union Bank, GFNA, Pac-Van and the Pac-Van Asset Trust
10.2	The Guaranty and Suretyship Agreement dated July 16, 2010 among GFNA
10.3	The Limited Guaranty dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta
10.4	The Pledge Agreement dated July 16, 2010 by GFNA
10.5	Patent, Trademark and Copyright Security Agreement dated July 16, 2010 by Pac-Van, GFNA for the benefit of PNC Bank, National Association, as administrative and collateral agent for the Lenders
10.6	Pledge and Security Agreement dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta for the benefit of PNC, as administrative and collateral agent for the Lenders
10.7	Investment Agreement dated July 16, 2010 among GFN, Laminar Direct Capital, L.L.C. (“Laminar”)
10.8	Continuing Unconditional Guaranty dated July 16, 2010 by GFNA and Pac-Van for the benefit of Laminar
10.9	Subordination and Intercreditor Agreement dated July 16, 2010 among Pac-Van, GFNA, PNC and Laminar
10.10	Master Restructure and Debt Exchange Agreement dated July 16, 2010 among GFNA, Pac-Van, Laminar and SPV Capital Funding, L.L.C.
10.11	Subordination Agreement dated July 16, 2010 among Laminar, Pac-Van, GFNA and PNC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: July 21, 2010	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Revolving Credit and Security Agreement dated July 16, among PNC, Wells Fargo, Union Bank, GFNA, Pac-Van and the Pac-Van Asset Trust
10.2	The Guaranty and Suretyship Agreement dated July 16, 2010 among GFNA
10.3	The Limited Guaranty dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta
10.4	The Pledge Agreement dated July 16, 2010 by GFNA
10.5	Patent, Trademark and Copyright Security Agreement dated July 16, 2010 by Pac-Van, GFNA for the benefit of PNC Bank, National Association, as administrative and collateral agent for the Lenders
10.6	Pledge and Security Agreement dated July 16, 2010 by Ronald F. Valenta and Lydia D. Valenta for the benefit of PNC, as administrative and collateral agent for the Lenders
10.7	Investment Agreement dated July 16, 2010 among GFN, Laminar Direct Capital, L.L.C. (“Laminar”)
10.8	Continuing Unconditional Guaranty dated July 16, 2010 by GFNA and Pac-Van for the benefit of Laminar
10.9	Subordination and Intercreditor Agreement dated July 16, 2010 among Pac-Van, GFNA, PNC and Laminar
10.10	Master Restructure and Debt Exchange Agreement dated July 16, 2010 among GFNA, Pac-Van, Laminar and SPV Capital Funding, L.L.C.
10.11	Subordination Agreement dated July 16, 2010 among Laminar, Pac-Van, GFNA and PNC